Non-CurrentFinancial Assets	12 Months Ended
Dec. 31, 2017
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Non-CurrentFinancial Assets

Note 6: Non-Current Financial Assets

	December 31,
	2015	2016	2017
	(thousands of Euros)
Deposits	716	824	577
Pledged securities and other non-current financial assets	611	611	1,102
Liquidity contract	1,384	1,310	1,333

Total non-current financial assets	2,711	2,745	3,012

The non-current financial assets are composed of security deposits paid to the lessor and of open-ended mutual funds (sociétés d’investissement à capital variable, “SICAVs”) pledged as guarantees of the ordinary rental agreements and the liquidity contract.

Under the liquidity contract, 4,939 treasury shares were allocated as a reduction of Shareholders’ Equity on the Consolidated Statements of Financial Position as at December 31, 2017 with the cash balance being maintained in financial assets. The share capital is divided in 24,990,822 shares including these 4,939 treasury shares.